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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                                   Current Report
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  April 20, 1998



                             KSL RECREATION GROUP, INC.
               (Exact name of Registrant as specified in its charter)


                         Commission File Number     333-31025
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            Delaware                                     33-0747103
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     (State or other jurisdiction of              (IRS Employer ID Number)
     incorporation or organization)


       56-140 PGA Boulevard
       La Quinta, California                                92253
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(Address of principal executive offices)                 (Zip Code)


                                    760/564-1088
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                (Registrant's telephone number, including area code)


                                         N/A
                                       -------
        (Former name, address and fiscal year, if changed since last report)

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                             KSL RECREATION GROUP, INC.

                                      FORM 8-K


INDEX
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                                                                           Page

Item 2.  Acquisition or Disposition of Assets. . . . . . . . . . . . . . . . . 3

Item 5.  Other Events. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Item 7.  Financial Statements and Exhibits . . . . . . . . . . . . . . . . . . 5

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                       2

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On April 21, 1998, KSL Recreation Group, Inc. ("Company"), through a wholly-owned subsidiary, acquired substantially all of the assets and certain liabilities of The Claremont, also known as the Claremont Resort & Spa (the "Property"), a resort hotel located in Oakland, California, pursuant to an Agreement of Purchase and Sale between Claremont Hotel, LLC, a Delaware limited liability company, and Harsch Investment Corp., an Oregon corporation ("Sellers"), and the Company dated March 5, 1998 and as amended on April 6, 1998 ("Agreement"). The Company, by unanimous consent of the board of directors, approved and assigned the Agreement and all right, title, interest and obligations thereunder to a newly formed, wholly-owned subsidiary of the Company, KSL Claremont Resort, Inc., a Delaware corporation formed on March 12, 1998. There is no relationship between the Sellers and the Company, nor with any associates or affiliates of the Company.

     The purchase price of the Property, including the real property, improvements, personal property and certain liabilities, was approximately $88 million paid in cash (exclusive of closing costs). The acquisition was accounted for using the purchase method of accounting and was financed under the revolving credit portion of the Company's credit facility pursuant to the Credit Agreement among the Company, various financial institutions, Donaldson, Lufkin & Jenrette Securities Corporation, The Bank of Nova Scotia and BancAmerica Securities, Inc. dated April 30, 1997.

     The Property is situated on approximately twenty-two acres in the San Francisco Bay Area and features 279 luxury hotel rooms which include a forty-room wing equipped with high-speed Internet access for business travelers, four restaurants including fine dining, a 32,000 square foot conference center, two pools, three spas, ten tennis courts, a pool and tennis club with approximately 960 members, and a complete European-style Spa and Fitness Center. The historic Claremont Hotel was built in 1915 and approximately $51 million in renovations, additions and upgrades have been made since 1978. The Sellers acquired the Property in 1954. The Company is only the fourth owner of the Property.

     The Company intends to continue to operate the Property as a resort hotel and spa.

                                       3

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ITEM 5.  OTHER EVENTS

     On April 20, 1998, the Company entered into an Amended and Restated Credit Agreement ("Restated Credit Facility") with various financial institutions, Donaldson, Lufkin & Jenrette Securities Corporation, The Bank of Nova Scotia and BancAmerica Securities, Inc. The terms of the Restated Credit Facility provide for an increase in the revolving loan capacity of $100 million thus increasing the total revolving loan capacity to $275 million (the "Revolving Credit Facility"). The term loan amount of $100 million (the "Term Loan Facility") remains unchanged.

     The interest rate under the Revolving Credit Facility is determined at the option of the Company from either LIBOR or the alternate base rate ("ABR"). ABR is the highest of (i) the Administrative Agent's Prime Rate and
(ii) the Federal Funds Effective Rate plus one-half of 1%. The applicable margin to LIBOR varies from 0.625% to 2.250%, and the applicable margin to the ABR varies from 0.000% to 1.250%. In both cases, the applicable margin is determined by the pro forma Leverage Ratio at the end of each quarter.

     The loans under the Term Loan Facility are comprised of Term A Loans ($50 million) and Term B Loans ($50 million). The interest rate for the Term A Loans is determined at the option of the Company from either LIBOR or the ABR. Previously the applicable margin to LIBOR was 2.750% and the applicable margin to the ABR was 1.750%. Under the Restated Credit Facility for Term A Loans, the applicable margin to LIBOR varies from 1.750% to 2.500%, and the applicable margin to the ABR varies from 0.500% to 1.250%. In both cases, the applicable margin is determined by the pro forma Leverage Ratio at the end of each quarter.

     The interest rate for the Term B Loans is determined at the option of the Company from either LIBOR or the ABR. Previously the applicable margin to LIBOR was 3.000% and the applicable margin to the ABR was 2.000%. Under the Restated Credit Facility for Term B Loans, the applicable margin to LIBOR varies from 1.750% to 2.500%, and the applicable margin to the ABR varies from 0.500% to 1.250%. In both cases, the applicable margin is determined by the pro forma Leverage Ratio at the end of each quarter.

     There are no other material changes in the Restated Credit Facility.

                                       4

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than sixty (60) days after May 5, 1998.

     (b)  Pro Forma Financial Information

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than sixty (60) days after May 5, 1998.

     (c)  Exhibits

          *    10.1  Agreement of Purchase and Sale between Claremont Hotel,
                     LLC, Harsch Investment Corp. and KSL Recreation Group, Inc. dated March 5, 1998

          *    10.2  First Amendment Agreement of Purchase and Sale between
                     Claremont Hotel, LLC, Harsch Investment Corp. and KSL Recreation Group, Inc. dated April 6, 1998


          *    10.3  Second Amendment Agreement of Purchase and Sale between
                     Claremont Hotel, LLC, Harsch Investment Corp. and KSL Recreation Group, Inc. dated April 20, 1998


               10.4 Credit Agreement, dated as of April 30, 1997, among KSL Recreation Group, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as a co-syndication agent and documentation agent, The Bank of Nova Scotia, as a co-syndication agent and administrative agent, and BancAmerica Securities, Inc., as syndication agent, filed as Exhibit 10.1 to the Company's Registration Statement on Form S-4, File No. 333-31025, is hereby incorporated by reference.


          * 10.5 Amended and Restated Credit Agreement, dated as of April 20, 1998, among KSL Recreation Group, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as a co-syndication agent and documentation agent, The Bank of Nova Scotia, as a co-syndication agent and administrative agent, and BancAmerica Securities, Inc., as syndication agent.

          * Filed herewith.

                                       5

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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KSL RECREATION GROUP, INC.


                              By:       /s/
                                 ------------------------------------
                                   John K. Saer, Jr.,
                                   Vice President, Chief Financial
                                   Officer and Treasurer

Date: May 5, 1998

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